                                                                   EXHIBIT 10.27


                      SECURITIES ACCOUNT CONTROL AGREEMENT
                        (Wells Fargo Lender Intermediary)

        THIS SECURITIES ACCOUNT CONTROL AGREEMENT (this "Agreement") is entered into as of February 16, 2001, by and among Handspring, Inc. (Delaware) ("Customer"), WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Investment Group ("Intermediary"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Peninsula Technology RCBO Office ("Secured Party").

                                    RECITALS

        A. Customer maintains that certain Wells Capital Management Account [Account Number] (the "Securities Account") with Intermediary pursuant to an agreement between Intermediary and Customer dated as of February 9, 2001, and governed by the laws of the State of California (the "Account Agreement"), and Customer has granted to Secured Party a security interest in the Securities Account and all financial assets and other property now or at any time hereafter held in the Securities Account.

        B. Secured Party, Customer and Intermediary have agreed to enter into this Agreement to perfect Secured Party's security interests in the Collateral, as defined below.

        NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

        1. DEFINITIONS. As used herein:

        (a) the term "Collateral" shall mean: (i) the Securities Account; (ii) all financial assets credited to the Securities Account; (iii) all security entitlements with respect to the financial assets credited to the Securities Account; (iv) any and all other investment property or assets maintained or recorded in the Securities Account; and (v) all replacements or substitutions for, and proceeds of the sale or other disposition of, any of the foregoing, including without limitation, cash proceeds; and

        (b) the terms "investment property," "entitlement order," "financial asset" and "security entitlement" shall have the respective meanings set forth in the California Uniform Commercial Code. The parties hereby expressly agree that all property, including without limitation, cash, certificates of deposit and mutual funds, at any time held in the Securities Account is to be treated as a "financial asset."

        2. AGREEMENT FOR CONTROL. Intermediary is authorized by Customer and agrees to comply with all entitlement orders originated by Secured Party with respect to the Securities Account, and all other requests or instructions from Secured Party regarding disposition and/or delivery of the Collateral, without further consent or direction from Customer or any other party.

        3. CUSTOMER'S RIGHTS WITH RESPECT TO THE COLLATERAL.

        (a) Until Intermediary is notified otherwise by Secured Party: (i) Customer, or any party authorized by Customer to act with respect to the Securities Account, may give trading instructions to Intermediary with respect to Collateral in the Securities Account; and (ii) Intermediary may distribute to Customer or any other party in accordance with Customer's directions that portion of the Collateral which consists of interest and/or cash dividends earned on financial assets maintained in the Securities Account.

        (b) Without Secured Party's prior written consent, except to the extent permitted by Section 3(a) hereof: (i) neither Customer nor any party other than Secured Party may withdraw any Collateral from the Securities Account; and (ii) Intermediary will not comply with any entitlement order or request to withdraw any Collateral from the Securities Account given by any party other than Secured Party.

        (c) Upon receipt of either written or oral notice from Secured Party:
(i) Intermediary shall promptly cease complying with entitlement orders and other instructions concerning the Collateral, including the Securities Account, from all parties other than Secured Party; and (ii) Intermediary shall not make any further distributions of any Collateral to any party other than Secured Party, nor permit any further voluntary changes in the financial assets.

        4. INTERMEDIARY'S ACKNOWLEDGMENTS. Intermediary acknowledges that:

        (a) The Securities Account is maintained with Intermediary solely in Customer's name.

        (b) Intermediary has no knowledge of any claim to, security interest in or lien upon any of the Collateral, except: (i) the security interests in favor of Secured Party; and (ii) Intermediary's liens securing fees and charges, or payment for open trade commitments, as described in Section 4(c) hereof.

        (c) Any claim to, security interest in or lien upon any of the Collateral which Intermediary now has or at any time hereafter acquires shall be junior and subordinate to the security interests of Secured Party in the Collateral, except for Intermediary's liens securing: (i) fees and charges owed by Customer with respect to the operation of the Securities Account; and (ii) payment owed to Intermediary for open trade commitments for purchases in and for the Securities Account.

        5. AGREEMENTS OF INTERMEDIARY AND CUSTOMER. Intermediary and Customer agree that:

        (a) Intermediary shall flag its books, records and systems to reflect Secured Party's security interests in the Collateral, and shall provide notice thereof to any party making inquiry as to Customer's accounts with Intermediary to whom or which Intermediary is legally required or permitted to provide information.

        (b) Intermediary shall send copies of all statements relating to the Securities Account simultaneously to Customer and Secured Party.

        (c) Intermediary shall promptly notify Secured Party if any other party asserts any claim to, security interest in or lien upon any of the Collateral, and Intermediary shall not enter into any control, custodial or other similar agreement with any other party that would create or acknowledge the existence of any such other claim, security interest or lien.

        (d) Without Secured Party's prior written consent, Intermediary and Customer shall not amend, modify or terminate the Account Agreement, other than:
(i) amendments to reflect ordinary and reasonable changes in Intermediary's fees and charges for handling the Securities Account; and (ii) operational changes initiated by Intermediary as long as they do not alter any of Secured Party's rights hereunder.

        6. MISCELLANEOUS.

        (a) This Agreement shall not create any obligation or duty of Intermediary except as expressly set forth herein.

        (b) In the event of any conflict between this Agreement and the Account Agreement or any other agreement between Intermediary and Customer, the terms of this Agreement shall control.

        (c) All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party at the address or facsimile number set forth below its signature, or to such other address or facsimile number as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by facsimile, upon receipt; and (iii) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid.

        (d) This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties. This Agreement may be amended or modified only in writing signed by all parties hereto.

        (e) This Agreement shall terminate upon Intermediary's receipt of written notice from Secured Party expressly stating that Secured Party no longer claims any security interest in the Collateral.

        (f) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

WELLS FARGO BANK,                          WELLS FARGO BANK,
  NATIONAL ASSOCIATION,                      NATIONAL ASSOCIATION,
acting through its Investment Group        acting through its ___________ Office

By:  ________________________              By: /s/  Jill B. Ta
                                               ---------------
Title: _______________________             Title: Vice President
                                                  --------------
                                           Address:
By: ________________________               400 Hamilton Ave.
Title: _______________________             Palo Alto, CA  94301
Address:
San Francisco, CA  94123                   FAX No: _____________________

FAX No: ____________________

Handspring, Inc. (Delaware)

By:  /s/  Bernard J. Whitney, CFO
          -----------------------

By: /s/  David Pine, VP, General Counsel
         -------------------------------

Address:
189 Bernardo Avenue
Mountain View, CA  94043

FAX No: __________________